10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
                   HIGH INCOME FUND

        February 1, 2000 through April 30, 2000

                   Trade                                          % of
Issuer             Date    Selling Dealer      Amount     Price   Issue(1)

Level 3 Comm.      2/24/00
 0/12.875% due 3/15/10     CS First Boston     $1,136,812 $53.750
 0/12.875% due 3/15/10     CS First Boston     11,010,767  53.308
 11.250% due 3/15/10       CS First Boston      1,300,000  99.770
 11.250% due 3/15/10       CS First Boston      2,820,000 100.000
 11.250% due 3/15/10       Deutche Bank         1,000,000  99.646
 0/12.875% due 3/15/10     First Albany           715,894  53.625
 0/12.875% due 3/15/10     Grantchester         1,141,962  54.250
 11.250% due 3/15/10       Morgan Stanley D.W. 11,000,000  99.150
                                               30,125,435         6.49%A

MGC Comm.      3/17/00    Bear Stearns         1,880,000  97.288 2.00B
 13.000% due 4/1/10

Winstar Comm.  3/30/00    CS First Boston      1,810,000  96.750 0.79C
 12.750% due 4/15/10

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $49,434,591 by other SB Mutual Funds.
B - Includes purchases of $3,120,000 by other SB Mutual Funds.
C - Includes purchases of $3,190,000 by other SB Mutual Funds.



                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
     SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

        February 1, 2000 through April 30, 2000

                   Trade                                         % of
Issuer             Date    Selling Dealer      Amount     Price  Issue(1)

Level 3 Comm.      2/24/00
 0/12.875% due 3/15/10     CS First Boston     $567,062  $53.750
 0/12.875% due 3/15/10     CS First Boston     5,498,720  53.308
 11.250% due 3/15/10       CS First Boston     1,000,000  99.770
 11.250% due 3/15/10       CS First Boston     1,405,000 100.000
 0/12.875% due 3/15/10     Grantchester          542,500  54.250
 11.250% due 3/15/10       Morgan Stanley D.W. 5,000,000  99.150
                                              14,013,282         6.49%A

MGC Comm.      3/17/00    Bear Stearns          940,000  97.288 2.00B
 13.000% due 4/1/10

Winstar Comm.  3/30/00    CS First Boston       955,000  96.750 0.79C
 12.750% due 4/15/10

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $65,546,744 by other SB Mutual Funds.
B - Includes purchases of $4,606,000 by other SB Mutual Funds.
C - Includes purchases of $4,045,000 by other SB Mutual Funds.


                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
               SMITH BARNEY BALANCED FUND

        February 1, 2000 through April 30, 2000

                   Trade                                         % of
Issuer             Date    Selling Dealer      Amount     Price  Issue(1)

Level 3 Comm.      2/24/00
 0/12.875% due 3/15/10     CS First Boston    $1,465,970  $53.750
 0/12.875% due 3/15/10     CS First Boston       375,000  53.308
 11.250% due 3/15/10       Morgan Stanley D.W. 1,700,000  99.150
                                               3,540,970         6.49%A

MGC Comm.          3/17/00 Bear Stearns          260,000  97.288 2.00B
 13.000% due 4/1/10

Winstar Comm.      3/30/00 CS First Boston       265,000  96.750 0.79C
 12.750% due 4/15/10

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $76,019,056 by other SB Mutual Funds.
B - Includes purchases of $4,740,000 by other SB Mutual Funds.
C - Includes purchases of $4,735,000 by other SB Mutual Funds.


                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
                   CONVERTIBLE FUND

        February 1, 2000 through April 30, 2000

                   Trade                                       % of
Issuer             Date    Selling Dealer   Amount    Price    Issue(1)

Act Manufacturing  4/12/00
 7.000% due 4/12/07        CS First Boston  $450,000  $100.000 2.10%A

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $1,500,000 by other SB Mutual Funds.



                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
         SMITH BARNEY MUNICIPAL HIGH INCOME FUND

        February 1, 2000 through April 30, 2000

                   Trade                                          % of
Issuer             Date    Selling Dealer      Amount    Price    Issue(1)

New York City TFA  4/15/00
 5.500% due 11/1/29        Morgan Stanley D.W. $1,500,000 $96.194
                           Lebenthl & Co.         450,000 $96.194
                           Roosevelt & Cross      300,000 $96.194
                           Fleet Securities       225,000 $96.194
                           William E. Simon & Son 150,000 $96.194
                           M.R. Beal              250,000 $96.194
                                                2,875,000         14.64%A

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $1,050,000 by other SB Mutual Funds.


                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
                   HIGH INCOME FUND

           May 1, 2000 through July 31, 2000

                          Trade                                      % of
Issuer                    Date    Selling Dealer  Amount     Price   Issue(1)

Flextionics International 6/26/00 Bank of America $7,360,000 $99.220 13.33%A
 9.875% due 7/1/2010

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $12,640,000 by other SB Mutual Funds.


                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
      SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

           May 1, 2000 through July 31, 2000

                          Trade                                      % of
Issuer                    Date    Selling Dealer  Amount     Price   Issue(1)

Flextionics International 6/26/00 Bank of America $3,700,000 $99.220 13.33%A
 9.875% due 7/1/2010

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $16,300,000 by other SB Mutual Funds.


                     10f-3 REPORT

               SMITH BARNEY INCOME FUNDS
               SMITH BARNEY BALANCED FUND

           May 1, 2000 through July 31, 2000

                          Trade                                      % of
Issuer                    Date    Selling Dealer  Amount     Price   Issue(1)

Flextionics International 6/26/00 Bank of America $1,020,000 $99.220 13.33%A
 9.875% due 7/1/2010

(1) Represents purchases by all affiliated funds; may not exceed
25% of the principal amount of the offering.

A - Includes purchases of $18,980,000 by other SB Mutual Funds.